Exhibit 99.1

Mannatech Announces Appointment of Yasir Haider as Chief Financial Officer

FLOWER MOUND, Texas - June 8, 2026 - Mannatech, Incorporated (NASDAQ: MTEX) announces that on June 3, 2026, Yasir Haider was appointed Chief Financial Officer of Mannatech, Incorporated (the "Company").

Mr. Haider joined the Company on January 6, 2025, as the Company’s Controller. Prior to joining the Company, Mr. Haider held senior finance leadership roles, including Chief Financial Officer and Financial Controller, where he was responsible for global financial operations, multi-entity consolidations, financial reporting, and capital planning across complex organizations. His experience includes SEC reporting, mergers and acquisitions, and the development of scalable financial infrastructure to support operational growth. Mr. Haider began his career in public accounting and holds an MBA from West Texas A&M University.

As previously announced, Mr. Haider was appointed Interim Chief Financial Officer on March 20, 2026, by the Company’s board of directors to facilitate the transition of duties from the Company’s former Chief Financial Officer, James Clavijo.

Commenting on Mr. Haider’s promotion, Landen Fredrick, the Company’s President and CEO, stated, “Yasir has earned this opportunity through the way he has stepped into the role, brought discipline to our financial processes, and helped us manage the business with greater focus and accountability. He understands where Mannatech is today, where we need to go, and the importance of executing with urgency and precision. I am confident Yasir will be a strong financial leader for the Company as we continue working to improve performance and create long-term value for our shareholders.”

About Mannatech:

Mannatech is a leading global health and wellness company committed to empowering everyone to live their best life through cutting-edge, science-backed nutritional products, patented technology, and a rewarding business opportunity. With operations in 25 markets†, Mannatech helps people to live healthier, more fulfilling lives while making a positive social impact in the world. Individuals interested in Mannatech's products or in exploring its business opportunity can learn more at Mannatech.com.

†Mannatech operates in China under a cross-border e-commerce platform that is separate from its network marketing model.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” "hope," “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential,” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals, or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Contact Information:

Erin Barta

General Counsel and Corporate Secretary

214.724.3378ir@mannatech.com

www.mannatech.com